UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 3, 2012

P.F. Chang's China Bistro, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (480) 888-3000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 3, 2012, P.F. Chang's China Bistro, Inc., a Delaware corporation (the “Company”) sent a list of Employee Share-Based Awards Frequently Asked Questions to home office employees of the Company, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	List of Share-Based Awards Frequently Asked Questions to home office employees, dated May 3, 2012
99.2	Slides Containing Information on Share-Based Awards, dated May 3, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2012	P.F. Chang's China Bistro, Inc.
/s/ Mark D. Mumford
Mark D. Mumford Chief Financial Officer